                              SEVENTH AMENDMENT TO
                           REVOLVING CREDIT AGREEMENT

                  THIS SEVENTH AMENDMENT TO THE REVOLVING CREDIT AGREEMENT (the "Seventh Amendment") is made as of May 23, 1996, among FRI-M Corporation, a Delaware corporation ("FRI- M"), Family Restaurants, Inc., a Delaware corporation ("FRI"), FRI-MRD Corporation, a Delaware corporation ("FRI- MRD"), each of the Subsidiary Guarantors, each of the banks and institutions identified on the signature pages hereof (each a "Bank" and, collectively, the "Banks") and Credit Lyonnais New York Branch, as Agent, Collateral Agent, Issuing Bank and Swing Line Bank.

                              W I T N E S S E T H

                  WHEREAS, FRI-M, FRI, the Subsidiary Guarantors, the Banks, the Agent, the Collateral Agent, the Issuing Bank and the Swing Line Bank have entered into the Revolving Credit Agreement, dated as of January 27, 1994, as amended by the First Amendment to the Revolving Credit Agreement, dated as of April 15, 1994, by the Second Amendment to the Revolving Credit Agreement, dated as of August 15, 1994, by the Third Amendment to the Revolving Credit Agreement, dated as of March 24, 1995, by the Fourth Amendment to the Revolving Credit Agreement, dated as of August 1, 1995, by the Fifth Amendment to the Revolving Credit Agreement, dated as of October 31, 1995, and by the Sixth Amendment to Revolving Credit Agreement, dated as of January 31, 1996 (the "Credit Agreement");

                  WHEREAS, FRI has entered into a Stock Purchase Agreement, dated as of March 1, 1996 (the "Stock Purchase Agreement"), by and among FRI, Flagstar Companies, Inc., Flagstar Corporation and FRD Acquisition Co. ("FRD Acquisition") pursuant to which the outstanding shares of FRI-M owned by FRI are to be acquired by FRD Acquisition (the "Acquisition");

                  WHEREAS, concurrently with the Acquisition, FRI-M and each of its subsidiaries have asked to be released from any and all obligations under the Credit Agreement and each of the other Loan Documents;

                  WHEREAS, FRI-MRD became a direct subsidiary of FRI immediately prior to the Acquisition and now desires to assume the role of Borrower under the Credit Agreement, rather than that of Subsidiary Guarantor;

                  WHEREAS, FRI-FRD Corporation, FRI-DHD Corporation, FRI-NA Corporation, FRI-J Corporation, FRI-C Corporation, Coco's Restaurants, Inc., Far West Concepts, Inc., jojos Restaurants, Inc., jojos California Family Restaurants, Inc., Carrows Restaurants, Inc., and Carrows California Family Restaurants, Inc. (the "Released Guarantors") have asked to be released as Subsidiary Guarantors under the Credit Agreement and to be released as parties to all Loan Documents;

                  WHEREAS, Chi-Chi's Inc., El Torito Restaurants, Inc., CCMR of Cumberland, Inc., CCMR of Greenbelt, Inc., CCMR of Maryland, Inc., CCMR of Timonium, Inc., Chi-Chi's of South Carolina, Inc. and Chi-Chi's of West Virginia, Inc. shall all remain as Subsidiary Guarantors;

                  NOW, THEREFORE, the parties hereto agree that the Credit Agreement is hereby amended as set forth herein:

                  1. Capitalized terms used herein which are not otherwise defined herein but are defined in the Credit Agreement shall have the meanings given to them in the Credit Agreement.

                  2. In consideration of the release of FRI-MRD as Subsidiary Guarantor and in order to permit the sale of FRI-M and its subsidiaries under the Stock Purchase Agreement, FRI-MRD hereby assumes all obligations of FRI-M remaining after the date hereof under the Credit Agreement and each of the other Loan Documents to which FRI-M is a party and shall be treated for all purposes of the Credit Agreement and the other Loan Documents as the Borrower after the date hereof.

                  3. In consideration of the assumption by FRI-MRD of all obligations of the Borrower under the Credit Agreement and the repayment of the amounts outstanding under the Credit Agreement, FRI-M and the Released Guarantors are hereby released from any and all liabilities and obligations (including without limitation Reimbursement Obligations) under the Credit Agreement and each of the other Loan Documents to which FRI-M or any Released Guarantor is a party (including, without limitation, the Notes, the Security Agreement, the Syndicated Letters of Credit and the Guaranty).

                  4. Notwithstanding any other provision in the Credit Agreement, the parties hereby agree that the Total Commitment shall be available only for the issuance of Syndicated Letters of Credit. Syndicated Letters of Credit may be issued upon a request by FRI-MRD but only if simultaneously with the issuance, cash collateral in the face amount of such Syndicated Letters of Credit is deposited with the Issuing Bank.

                  5. The definition of "Borrower" in the initial paragraphs of the Credit Agreement and of the amendments to the Credit Agreement is hereby deleted and the following definition is added to Section 1.01 to read in its entirety as follows:

                  "Borrower" shall mean FRI-MRD Corporation, a Delaware corporation.

                  6. Section 1.01 of the Credit Agreement is hereby amended to add the following definition:

                  "Seventh Amendment" shall mean the Seventh Amendment to Revolving Credit Agreement made as of May 23, 1996 among FRI-M Corporation, Family Restaurants, Inc., FRI-MRD Corporation, each of the Subsidiary Guarantors, each of the banks and institutions identified on the signature pages hereof and Credit Lyonnais New York Branch, as Agent, Collateral Agent, Issuing Bank and Swing Line Bank.

                  7. The following definitions of Section 1.01 of the Credit Agreement are hereby amended and restated as follows:

                  "Commitment" of each Bank shall mean the amount set forth opposite such Bank's name in Schedule A of the Seventh Amendment, as such amount may be reduced from time to time pursuant to Section 12.08.

                  "Guarantors" shall mean FRI, FRI-Admin Corporation, a Delaware corporation, Chi-Chi's Inc., a Delaware corporation, El Torito Restaurants, Inc., a Delaware corporation, CCMR of Cumberland, Inc., a Kentucky corporation, CCMR of Greenbelt, Inc., a Kentucky corporation, CCMR of Maryland, Inc., a Delaware corporation, CCMR of Timonium, Inc., a Delaware corporation, Chi-Chi's of South Carolina, Inc., a Kentucky corporation, and Chi-Chi's of West Virginia, Inc., a Kentucky corporation.

                  8. The definition of "Subsidiary Holding Company" in Section
1.01 of the Credit Agreement is hereby deleted.

                  9. Section 3.01(i) is hereby amended to read in its entirety as follows:

                  "(i) The Borrower shall pay to the Agent for the account of each Bank a letter of credit fee (the "Letter of Credit Fee") on such Bank's share (as determined in accordance with Section 3.01(d) above) of each Syndicated Letter of Credit based on the daily average undrawn face amount of such Syndicated Letter of Credit for the period from and including the date of issuance thereof to and including the date of expiration or termination thereof at a rate per annum equal to 0.50%, such fee to be paid quarterly in arrears on the last day of each March, June, September and December, and on the date of expiration of such Syndicated Letter of Credit; provided that if any such day is not a Business Day, such fee shall be payable on the next preceding Business Day."

                  10. Section 3.01(r) is hereby added to the Credit Agreement to read in its entirety as follows:

                  "(r) With respect to cash deposited with the Issuing Bank as collateral for outstanding Syndicated Letters of Credit, the Issuing Bank shall hold funds so deposited for the ratable benefit of the Banks as collateral against the obligation of the Banks to pay such Syndicated Letters of Credit in the event of any draw with respect thereto and shall pay interest thereon to the Borrower at the NRS Rate at the end of each month. The Issuing Bank shall return to the Borrower the applicable amounts deposited with it, together with any accrued but unpaid interest thereon, promptly upon the expiration, cancellation or reduction of each Syndicated Letter of Credit with respect to which such funds were deposited. In addition, notwithstanding any other provision hereof, upon the expiration, replacement or cancellation of all such Syndicated Letters of Credit, the Collateral Agent will release all of the collateral securing the obligations under the Loan Documents."

                  11. Article VIII is hereby deleted in its entirety and replaced with the following:

                                  "ARTICLE VIII

                                    RESERVED"

                12. The parties hereby agree that the Collateral
Agent hereby releases all collateral of FRI-M and of each Released Guarantor securing the Loans, Swing Line Advances, Syndicated Letters of Credit and all other obligations under the Loan Documents and, upon the expiration of the 90 day preference period, if applicable, and at the request of FRI- MRD, the Collateral Agent will release all other collateral (other than cash collateral for outstanding Syndicated Letters of Credit) securing the Loans, Swing Line Advances and Syndicated Letters of Credit and all other obligations under the Loan Documents. The Collateral Agent agrees to execute proper instruments acknowledging the termination of the Credit Documents and the release of any liens then existing in favor of the Banks, Agent or Collateral Agent on the assets of the Borrower and the Guarantors. Notwithstanding any provision in the Credit Agreement to the contrary, cash (other than cash collateral referred to in paragraph 4), notes or other securities received by FRI or any of its subsidiaries in connection with the Acquisition will not be required to be pledged to the Banks or the Collateral Agent and Net Cash Proceeds upon liquidation of such notes or securities will not reduce the Total Commitment.

                  13. FRI-M, FRI-MRD and FRI represent and warrant that the execution and delivery of this Seventh Amendment by each of FRI-M, FRI-MRD, FRI, the Subsidiary Guarantors and the Released Guarantors has been duly authorized by all necessary corporate action and this Seventh Amendment is enforceable without any further approval, authorization or consent.

                  14. THIS SEVENTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

                  15. This Seventh Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts and each such counterpart shall together constitute but one and the same instrument. This Seventh Amendment shall become effective as of the date hereof upon the delivery to the Agent of executed counterparts of this Seventh Amendment from FRI, FRI-M, FRI- MRD, the Subsidiary Guarantors, the Released Guarantors and the Banks and the Agent shall so inform all of the parties hereto.

                  16. The Credit Agreement, as amended hereby, shall be binding upon FRI-MRD, FRI, the Subsidiary Guarantors, the Banks, the Agent, the Collateral Agent, the

Issuing Bank and the Swing Line Bank and their respective successors and assigns, and shall inure to the benefit of FRI-MRD, FRI, the Subsidiary Guarantors, the Banks, the Agent, the Collateral Agent, the Issuing Bank and the Swing Line Bank and their respective successors and assigns.

        17. Except as expressly provided in this Seventh Amendment, all of the terms, conditions, restrictions and other provisions contained in the Credit Agreement shall remain in full force and effect. The Credit Agreement as amended by this Seventh Amendment, the materials delivered pursuant hereto and the other Credit Documents constitute the entire agreement and understanding among the parties hereto and supersede all prior agreements and understandings among them relating to the subject matter hereof and thereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.


                                   FRI-M CORPORATION

                                   By:/s/ R.T. Trebing, Jr.
                                      --------------------------------
                                      Name:  R.T. Trebing, Jr.
                                      Title: President

                                   FAMILY RESTAURANTS, INC.

                                   By:/s/ R.T. Trebing, Jr.
                                      --------------------------------
                                      Name:  R.T. Trebing, Jr.
                                      Title: Senior Vice President,
                                            Chief Financial Officer

                                   FRI-ADMIN CORPORATION

                                   By:/s/ R.T. Trebing, Jr.
                                      --------------------------------
                                      Name:  R.T. Trebing, Jr.
                                      Title: President

                                   FRI-FRD CORPORATION

                                   By:/s/ R.T. Trebing, Jr.
                                      --------------------------------
                                      Name:  R.T. Trebing, Jr.
                                      Title: President

                                   FRI-DHD CORPORATION

                                   By:/s/ R.T. Trebing, Jr.
                                      --------------------------------
                                      Name:  R.T. Trebing, Jr.
                                      Title: President

                                   FRI-NA CORPORATION

                                   By:/s/ R.T. Trebing, Jr.
                                      --------------------------------
                                      Name:  R.T. Trebing, Jr.
                                      Title: President

                                   FRI-J CORPORATION

                                   By:/s/ R.T. Trebing, Jr.
                                      Name:  R.T. Trebing, Jr.
                                      --------------------------------
                                      Title: President

                                   FRI-MRD CORPORATION

                                   By:/s/ R.T. Trebing, Jr.
                                      --------------------------------
                                      Name:  R.T. Trebing, Jr.
                                      Title: President

                                   FRI-C CORPORATION

                                   By:/s/ R.T. Trebing, Jr.
                                      --------------------------------
                                      Name:  R.T. Trebing, Jr.
                                      Title: President

                                   CHI-CHI'S, INC.

                                   By:/s/ R.T. Trebing, Jr.
                                      --------------------------------
                                      Name:  R.T. Trebing, Jr.
                                      Title: Vice President

                                   CCMR OF CUMBERLAND, INC.

                                   By:/s/ R.T. Trebing, Jr.
                                      --------------------------------
                                      Name:  R.T. Trebing, Jr.
                                      Title: Authorized Signatory

                                   CCMR OF GREENBELT, INC.

                                   By:/s/ R.T. Trebing, Jr.
                                      --------------------------------
                                      Name:  R.T. Trebing, Jr.
                                      Title: President

                                   CCMR OF MARYLAND, INC.

                                   By:/s/ R.T. Trebing, Jr.
                                      --------------------------------
                                      Name:  R.T. Trebing, Jr.
                                      Title: President

                                   CCMR OF TIMONIUM, INC.

                                   By:/s/ R.T. Trebing, Jr.
                                      --------------------------------
                                      Name:  R.T. Trebing, Jr.
                                      Title: President

                                   CHI-CHI'S OF SOUTH CAROLINA, INC.

                                   By:/s/ R.T. Trebing, Jr.
                                      --------------------------------
                                      Name:  R.T. Trebing, Jr.
                                      Title: President

                                   CHI-CHI'S OF WEST VIRGINIA, INC.

                                   By:/s/ R.T. Trebing, Jr.
                                      --------------------------------
                                      Name:  R.T. Trebing, Jr.
                                      Title: President

                                   COCO'S RESTAURANTS, INC.

                                   By:/s/ R.T. Trebing, Jr.
                                      --------------------------------
                                      Name:  R.T. Trebing, Jr.
                                      Title: Vice President

                                   FAR WEST CONCEPTS, INC.

                                   By:/s/ R.T. Trebing, Jr.
                                      --------------------------------
                                      Name:  R.T. Trebing, Jr.
                                      Title: Vice President

                                   jojos RESTAURANTS, INC.

                                   By:/s/ R.T. Trebing, Jr.
                                      --------------------------------
                                      Name:  R.T. Trebing, Jr.
                                      Title: Vice President

                                   jojos CALIFORNIA FAMILY
                                   RESTAURANTS INC.

                                   By:/s/ R.T. Trebing, Jr.
                                      --------------------------------
                                      Name:  R.T. Trebing, Jr.
                                      Title: Vice President

                                   EL TORITO RESTAURANTS, INC.

                                   By:/s/ R.T. Trebing, Jr.
                                      --------------------------------
                                      Name:  R.T. Trebing, Jr.
                                      Title: Vice President

                                   CARROWS RESTAURANTS, INC.

                                   By:/s/ R.T. Trebing, Jr.
                                      --------------------------------
                                      Name:  R.T. Trebing, Jr.
                                      Title: Vice President

                                   CARROWS CALIFORNIA FAMILY
                                   RESTAURANTS, INC.

                                   By:/s/ R.T. Trebing, Jr.
                                      --------------------------------
                                      Name:  R.T. Trebing, Jr.
                                      Title: Vice President

                                   CREDIT LYONNAIS NEW YORK BRANCH
                                   as Agent for the Banks

                                   By:/s/ Frederick Haddad
                                      --------------------------------
                                      Name:  Frederick Haddad
                                      Title: Senior Vice President

                                   CREDIT LYONNAIS NEW YORK BRANCH
                                   as Collateral Agent for the Banks

                                   By:/s/ Frederick Haddad
                                      --------------------------------
                                      Name:  Frederick Haddad
                                      Title: Senior Vice President


                                   CREDIT LYONNAIS NEW YORK BRANCH
                                   Signing as a Bank, as the Issuing
                                   Bank and as the Swing Line Bank

                                   By:/s/ Frederick Haddad
                                      --------------------------------
                                      Name:  Frederick Haddad
                                      Title: Senior Vice President

                                   Schedule A

                                                          COMMITMENT
                                                         --------------
$ Amounts:

     Credit Lyonnais                                     $32,000,000.00

Percentage Shares

     Credit Lyonnais                                            100.00%